EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2005-1 MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-26-2006					Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06

B.	SUMMARY
		Initial Balance	12/31/2006 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	285,000,000.00	—	0.7483813	45,246,883.56	35,457,060.34	48,030,859.97	37,631,425.83	36,054,857.15	10,867,585.67
7	Class A-2 Notes	288,000,000.00	50,037,205.58	1.0000000	—	—	—	—	—	31,875,508.55
8	Class A-3 Notes	435,000,000.00	435,000,000.00	1.0000000	—	—	—	—	—	—
9	Class A-4 Notes	226,188,000.00	226,188,000.00	1.0000000	—	—	—	—	—	—
10	Subordinated Certificate	28,408,655.00	28,408,655.00	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,262,596,655.00	$739,633,860.58		$45,246,883.56	$35,457,060.34	$48,030,859.97	$37,631,425.83	$36,054,857.15	$42,743,094.22

12	Net Pool Balance	$1,364,964,811.90	$793,032,725.51

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			4.3664%	827,825.48	550,303.25	498,512.69	328,174.23	165,043.96	39,543.52
14	Class A-2 Notes			4.7300%	1,135,200.00	1,135,200.00	1,135,200.00	1,135,200.00	1,135,200.00	1,135,200.00
15	Class A-3 Notes			4.8000%	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00
16	Class A-4 Notes			4.8600%	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40

	Total Securities				4,619,086.88	4,341,564.65	4,289,774.09	4,119,435.63	3,956,305.36	3,830,804.92

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				31,517,411.93	25,275,664.83	33,008,018.58	25,365,722.76	24,856,540.88	29,515,845.76
18	Scheduled Interest Payments Received				4,237,055.02	3,246,569.25	3,845,355.97	3,009,795.46	2,874,000.85	3,400,891.30
19	Prepayments of Principal Received				375,605.38	364,495.88	279,592.15	314,462.58	289,868.50	287,806.33
20	Liquidation Proceeds				16,290,338.14	13,020,669.89	17,750,627.78	14,956,813.93	13,922,748.48	15,873,400.03
21	Recoveries Received				53,148.99	140,409.35	219,600.01	362,307.79	312,578.21	414,640.03
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—

23	Subtotal: Total Collections				52,473,559.46	42,047,809.20	55,103,194.49	44,009,102.52	42,255,736.92	49,492,583.45

24	Repurchased Receivables				—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 86)				25,894.13	29,928.24	35,639.68	35,902.95	38,510.35	38,168.99

26	Total Available Funds, prior to Servicer Advances				52,499,453.59	42,077,737.44	55,138,834.17	44,045,005.47	42,294,247.27	49,530,752.44

27	Servicer Advance (Item 69)				—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				52,499,453.59	42,077,737.44	55,138,834.17	44,045,005.47	42,294,247.27	49,530,752.44

29	Reserve Account Draw Amount (Item 72)				—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				52,499,453.59	42,077,737.44	55,138,834.17	44,045,005.47	42,294,247.27	49,530,752.44

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)				—	—	—	—	—	—
32	Servicing Fees (Item 39)				992,404.44	954,698.70	925,151.15	885,125.44	853,765.91	823,720.20
33	Class A Noteholder Interest (Item 48)				4,619,086.88	4,341,564.65	4,289,774.09	4,119,435.63	3,956,305.36	3,830,804.92
34	Principal Distribution Amount (Item 73)				45,246,883.56	35,457,060.34	48,030,859.97	37,631,425.83	36,054,857.15	42,743,094.22
35	Amount Paid to Reserve Account to Reach Specified Balance				598,282.60	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—
37	Certificateholders Principal Distribution Amount				—	—	—	—	—	—

38	Remaining Funds to Seller				1,042,796.12	1,324,413.75	1,893,048.96	1,409,018.57	1,429,318.85	2,133,133.10

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

39	Servicing Fees				992,404.44	954,698.70	925,151.15	885,125.44	853,765.91	823,720.20

	Pro rata:
40	Class A-1 Interest				827,825.48	550,303.25	498,512.69	328,174.23	165,043.96	39,543.52
41	Class A-2 Interest				1,135,200.00	1,135,200.00	1,135,200.00	1,135,200.00	1,135,200.00	1,135,200.00
42	Class A-3 Interest				1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00
43	Class A-4 Interest				916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40
44	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—
45	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—
46	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—
47	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—

48	Class A Noteholder Interest				4,619,086.88	4,341,564.65	4,289,774.09	4,119,435.63	3,956,305.36	3,830,804.92

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance - All Classes				1,190,885,327.52	1,145,638,443.96	1,110,181,383.62	1,062,150,523.65	1,024,519,097.82	988,464,240.67

50	Beginning Net Pool Balance				1,285,282,198.96	1,236,168,464.17	1,196,924,580.26	1,145,187,523.44	1,103,931,139.86	1,064,333,153.24
51	Receipts of Scheduled Principal				(31,517,411.93)	(25,275,664.83)	(33,008,018.58)	(25,365,722.76)	(24,856,540.88)	(29,515,845.76)
52	Receipts of Prepaid Principal				(375,605.38)	(364,495.88)	(279,592.15)	(314,462.58)	(289,868.50)	(287,806.33)
53	Liquidation Proceeds				(16,290,338.14)	(13,020,669.89)	(17,750,627.78)	(14,956,813.93)	(13,922,748.48)	(15,873,400.03)
54	Other Collections of Principal				—	—	—	—	—	—
55	Principal Amount of Repurchases				—	—	—	—	—	—
56	Principal Amount of Defaulted Receivables				(930,379.34)	(583,053.31)	(698,818.31)	(619,384.31)	(528,828.76)	(526,790.62)

57	Ending Net Pool Balance				1,236,168,464.17	1,196,924,580.26	1,145,187,523.44	1,103,931,139.86	1,064,333,153.24	1,018,129,310.50
58	Yield Supplement Overcollateralization Amount				90,530,020.21	86,743,196.64	83,036,999.79	79,412,042.04	75,868,912.57	72,408,164.05

59	Adjusted Pool Balance				1,145,638,443.96	1,110,181,383.62	1,062,150,523.65	1,024,519,097.82	988,464,240.67	945,721,146.45
60	Less: Adjusted Pool Balance - End of Collection Period

61	Calculated Principal Distribution Amount				45,246,883.56	35,457,060.34	48,030,859.97	37,631,425.83	36,054,857.15	42,743,094.22

Volkswagen Auto Loan Enhanced Trust 2005-1 MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-26-2006		Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06
	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)	52,499,453.59	42,077,737.44	55,138,834.17	44,045,005.47	42,294,247.27	49,530,752.44
63	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
64	Less: Servicing Fees Paid (Item 32)	992,404.44	954,698.70	925,151.15	885,125.44	853,765.91	823,720.20
65	Less: Interest Paid to Noteholders (Item 33)	4,619,086.88	4,341,564.65	4,289,774.09	4,119,435.63	3,956,305.36	3,830,804.92
66	Less: Calculated Principal Distribution (Item 61)	45,246,883.56	35,457,060.34	48,030,859.97	37,631,425.83	36,054,857.15	42,743,094.22

67	Equals: Remaining Available Funds before Servicer Advance	1,641,078.72	1,324,413.75	1,893,048.96	1,409,018.57	1,429,318.85	2,133,133.10
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

69	Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)	1,641,078.72	1,324,413.75	1,893,048.96	1,409,018.57	1,429,318.85	2,133,133.10
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)	—	—	—	—	—	—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)	—	—	—	—	—	—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)	45,246,883.56	35,457,060.34	48,030,859.97	37,631,425.83	36,054,857.15	42,743,094.22

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—	—	—	—	—	—
75	Less: Prior Advance Reimbursement	—	—	—	—	—	—
76	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

77	Ending Balance of Payment Advance	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
79	Initial Reserve Account Balance	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28

80	Beginning Reserve Account Balance	8,845,298.18	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
81	Plus: Net Investment Income for the Collection Period	25,894.13	29,928.24	35,639.68	35,902.95	38,510.35	38,168.99

82	Subtotal: Reserve Fund Available for Distribution	8,871,192.31	9,499,403.15	9,505,114.59	9,505,377.86	9,507,985.26	9,507,643.90
83	Plus: Deposit of Excess Available Funds (Item 35)	598,282.60	—	—	—	—	—
84	Less: Reserve Account Draw Amount (Item 72)	—	—	—	—	—	—

85	Subtotal Reserve Account Balance	9,469,474.91	9,499,403.15	9,505,114.59	9,505,377.86	9,507,985.26	9,507,643.90
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)	—	29,928.24	35,639.68	35,902.95	38,510.35	38,168.99

87	Equals: Ending Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date	624,176.73	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Current	Current	Current	Current	Current	Current

89	Net Pool Balance	1,236,168,464	1,196,924,580	1,145,187,523	1,103,931,140	1,064,333,153	1,018,129,311
90	Number of Current Contracts	81,501	80,440	78,961	77,677	76,477	75,020
91	Weighted Average Loan Rate	3.40%	3.40%	3.39%	3.39%	3.39%	3.39%
92	Average Remaining Term	46.7	45.9	44.8	44.0	43.2	42.2
93	Average Original Term	58.1	58.1	58.2	58.3	58.4	58.5

		Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance

	Net Credit Loss and Repossession Activity:
94	Aggregate Outstanding Principal Balance of Charged Off Receivables	930,379	583,053	698,818	619,384	528,829	526,791
95	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
96	Recoveries Received on Receivables Previously Charged Off	53,149	140,409	219,600	362,308	312,578	414,640

97	Net Principal Losses for Current Collection Period	877,230	442,644	479,218	257,077	216,251	112,151

98	Beginning Net Principal Losses	309,395	1,186,625	1,629,269	2,108,488	2,365,564	2,581,815
99	Net Principal Losses for Current Collection Period	877,230	442,644	479,218	257,077	216,251	112,151

100	Cumulative Net Principal Losses	1,186,625	1,629,269	2,108,488	2,365,564	2,581,815	2,693,965

		Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance

	Delinquencies Aging Profile - End of Period:
101	Current	1,229,014,253	1,190,134,105	1,138,894,033	1,097,388,519	1,057,390,829	1,010,560,256
102	31 - 60 Days Delinquent	6,526,695	6,130,259	5,891,968	5,947,420	6,507,114	6,728,933
103	61 - 90 Days Delinquent	627,516	660,216	401,523	595,201	435,211	840,121

104	Total	1,236,168,464	1,196,924,580	1,145,187,523	1,103,931,140	1,064,333,153	1,018,129,311

EXHIBIT 99.3
Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE

For the collection period ended 12-26-2006					Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Total
B.	SUMMARY
		Initial Balance	12/31/2006 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	285,000,000.00	—	0.7483813	—	—	—	—	—	—	213,288,672.52
7	Class A-2 Notes	288,000,000.00	50,037,205.58	1.0000000	34,831,174.35	35,402,103.33	42,072,096.38	32,613,333.50	30,641,507.32	30,527,070.99	237,962,794.42
8	Class A-3 Notes	435,000,000.00	435,000,000.00	1.0000000	—	—	—	—	—	—	—
9	Class A-4 Notes	226,188,000.00	226,188,000.00	1.0000000	—	—	—	—	—	—	—
10	Subordinated Certificate	28,408,655.00	28,408,655.00	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,262,596,655.00	$739,633,860.58		$34,831,174.35	$35,402,103.33	$42,072,096.38	$32,613,333.50	$30,641,507.32	$30,527,070.99	451,251,466.94

12	Net Pool Balance	$1,364,964,811.90	$793,032,725.51

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			4.3664%	—	—	—	—	—	—	2,409,403.13
14	Class A-2 Notes			4.7300%	1,009,557.37	872,264.49	732,721.20	566,887.02	438,336.13	317,557.52	10,748,523.74
15	Class A-3 Notes			4.8000%	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	20,880,000.00
16	Class A-4 Notes			4.8600%	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	10,992,736.80

	Total Securities				3,665,618.77	3,528,325.89	3,388,782.60	3,222,948.42	3,094,397.53	2,973,618.92	45,030,663.66

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				23,815,025.31	23,174,996.59	28,072,426.35	22,695,819.07	21,387,992.07	21,949,069.81	310,634,533.94
18	Scheduled Interest Payments Received				2,657,797.49	2,534,058.64	3,048,853.35	2,317,066.19	2,169,719.32	2,186,207.09	35,527,369.93
19	Prepayments of Principal Received				269,864.46	289,823.10	247,125.62	244,153.29	240,617.52	212,426.57	3,415,841.38
20	Liquidation Proceeds				13,515,382.86	14,575,789.03	16,335,791.00	12,368,882.01	11,366,260.83	10,877,912.52	170,854,616.50
21	Recoveries Received				454,506.97	181,419.84	382,755.76	227,830.54	235,995.68	234,443.12	3,219,636.29
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—	—

23	Subtotal: Total Collections				40,712,577.09	40,756,087.20	48,086,952.08	37,853,751.10	35,400,585.42	35,460,059.11	70,860,644.53

24	Repurchased Receivables				—	—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 86)				41,086.20	41,535.97	40,299.46	41,671.40	40,399.05	41,761.26	82,160.31

26	Total Available Funds, prior to Servicer Advances				40,753,663.29	40,797,623.17	48,127,251.54	37,895,422.50	35,440,984.47	35,501,820.37	70,942,804.84

27	Servicer Advance (Item 69)				—	—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				40,753,663.29	40,797,623.17	48,127,251.54	37,895,422.50	35,440,984.47	35,501,820.37	70,942,804.84

29	Reserve Account Draw Amount (Item 72)				—	—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				40,753,663.29	40,797,623.17	48,127,251.54	37,895,422.50	35,440,984.47	35,501,820.37	70,942,804.84

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)				—	—	—	—	—	—	—
32	Servicing Fees (Item 39)				788,100.96	759,074.98	729,573.22	694,513.14	667,335.37	641,800.78	1,309,136.14
33	Class A Noteholder Interest (Item 48)				3,665,618.77	3,528,325.89	3,388,782.60	3,222,948.42	3,094,397.53	2,973,618.92	6,068,016.45
34	Principal Distribution Amount (Item 73)				34,831,174.35	35,402,103.33	42,072,096.38	32,613,333.50	30,641,507.32	30,527,070.99	61,168,578.31
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—	—
37	Certificateholders Principal Distribution Amount				—	—	—	—	—	—	—

38	Remaining Funds to Seller				1,468,769.21	1,108,118.97	1,936,799.34	1,364,627.44	1,037,744.25	1,359,329.68	2,397,073.93

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid	Paid

39	Servicing Fees				788,100.96	759,074.98	729,573.22	694,513.14	667,335.37	641,800.78	1,309,136.14

	Pro rata:
40	Class A-1 Interest				—	—	—	—	—	—	—
41	Class A-2 Interest				1,009,557.37	872,264.49	732,721.20	566,887.02	438,336.13	317,557.52	755,893.65
42	Class A-3 Interest				1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	1,740,000.00	3,480,000.00
43	Class A-4 Interest				916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	1,832,122.80
44	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—	—
45	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—	—
46	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—	—
47	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—	—

48	Class A Noteholder Interest				3,665,618.77	3,528,325.89	3,388,782.60	3,222,948.42	3,094,397.53	2,973,618.92	6,068,016.45

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance — All Classes				945,721,146.45	910,889,972.10	875,487,868.77	833,415,772.39	800,802,438.89	770,160,931.57	800,802,438.89

50	Beginning Net Pool Balance				1,018,129,310.50	979,920,285.06	941,223,690.46	895,940,828.21	860,200,834.15	826,517,133.62	860,200,834.15
51	Receipts of Scheduled Principal				(23,815,025.31)	(23,174,996.59)	(28,072,426.35)	(22,695,819.07)	(21,387,992.07)	(21,949,069.81)	(43,337,061.88)
52	Receipts of Prepaid Principal				(269,864.46)	(289,823.10)	(247,125.62)	(244,153.29)	(240,617.52)	(212,426.57)	(453,044.09)
53	Liquidation Proceeds				(13,515,382.86)	(14,575,789.03)	(16,335,791.00)	(12,368,882.01)	(11,366,260.83)	(10,877,912.52)	(22,244,173.35)
54	Other Collections of Principal				—	—	—	—	—	—	—
55	Principal Amount of Repurchases				—	—	—	—	—	—	—
56	Principal Amount of Defaulted Receivables				(608,752.81)	(655,985.88)	(627,519.28)	(431,139.69)	(688,830.11)	(444,999.21)	(1,133,829.32)

57	Ending Net Pool Balance				979,920,285.06	941,223,690.46	895,940,828.21	860,200,834.15	826,517,133.62	793,032,725.51	793,032,725.51
58	Yield Supplement Overcollateralization Amount				69,030,312.96	65,735,821.69	62,525,055.82	59,398,395.26	56,356,202.05	53,398,864.93	53,398,864.93

59	Adjusted Pool Balance				910,889,972.10	875,487,868.77	833,415,772.39	800,802,438.89	770,160,931.57	739,633,860.58	739,633,860.58

60	Less: Adjusted Pool Balance — End of Collection Period

61	Calculated Principal Distribution Amount				34,831,174.35	35,402,103.33	42,072,096.38	32,613,333.50	30,641,507.32	30,527,070.99	451,251,466.94

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE

For the collection period ended 12-26-2006		Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Total

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)	40,753,663.29	40,797,623.17	48,127,251.54	37,895,422.50	35,440,984.47	35,501,820.37
63	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
64	Less: Servicing Fees Paid (Item 32)	788,100.96	759,074.98	729,573.22	694,513.14	667,335.37	641,800.78
65	Less: Interest Paid to Noteholders (Item 33)	3,665,618.77	3,528,325.89	3,388,782.60	3,222,948.42	3,094,397.53	2,973,618.92
66	Less: Calculated Principal Distribution (Item 61)	34,831,174.35	35,402,103.33	42,072,096.38	32,613,333.50	30,641,507.32	30,527,070.99

67	Equals: Remaining Available Funds before Servicer Advance	1,468,769.21	1,108,118.97	1,936,799.34	1,364,627.44	1,037,744.25	1,359,329.68
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

69	Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)	—	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)	1,468,769.21	1,108,118.97	1,936,799.34	1,364,627.44	1,037,744.25	1,359,329.68	2,397,073.93
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)	—	—	—	—	—	—	—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)	—	—	—	—	—	—	—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)	34,831,174.35	35,402,103.33	42,072,096.38	32,613,333.50	30,641,507.32	30,527,070.99	61,168,578.31

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—	—	—	—	—	—
75	Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
76	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

77	Ending Balance of Payment Advance	—	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
79	Initial Reserve Account Balance	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28

80	Beginning Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
81	Plus: Net Investment Income for the Collection Period	41,086.20	41,535.97	40,299.46	41,671.40	40,399.05	41,761.26	82,160.31

82	Subtotal: Reserve Fund Available for Distribution	9,510,561.11	9,511,010.88	9,509,774.37	9,511,146.31	9,509,873.96	9,511,236.17	9,551,635.22
83	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
84	Less: Reserve Account Draw Amount (Item 72)	—	—	—	—	—	—	—

85	Subtotal Reserve Account Balance	9,510,561.11	9,511,010.88	9,509,774.37	9,511,146.31	9,509,873.96	9,511,236.17	9,551,635.22
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)	41,086.20	41,535.97	40,299.46	41,671.40	40,399.05	41,761.26	82,160.31

87	Equals: Ending Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Current	Current	Current	Current	Current	Current

89	Net Pool Balance	979,920,285	941,223,690	895,940,828	860,200,834	826,517,134	793,032,726
90	Number of Current Contracts	73,743	72,374	70,773	69,521	68,382	67,303
91	Weighted Average Loan Rate	3.39%	3.38%	3.38%	3.38%	3.37%	3.38%
92	Average Remaining Term	41.4	40.6	39.7	38.9	38.1	37.3
93	Average Original Term	58.6	58.6	58.7	58.8	58.9	59.0

	Net Credit Loss and Repossession Activity:	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Total

94	Aggregate Outstanding Principal Balance of Charged Off Receivables	608,753	655,986	627,519	431,140	688,830	444,999	1,133,829
95	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—	—
96	Recoveries Received on Receivables Previously Charged Off	454,507	181,420	382,756	227,831	235,996	234,443	470,439

97	Net Principal Losses for Current Collection Period	154,246	474,566	244,764	203,309	452,834	210,556	663,391

98	Beginning Net Principal Losses	2,693,965	2,848,211	3,322,777	3,567,541	3,770,850	4,223,684
99	Net Principal Losses for Current Collection Period	154,246	474,566	244,764	203,309	452,834	210,556

100	Cumulative Net Principal Losses	2,848,211	3,322,777	3,567,541	3,770,850	4,223,684	4,434,240

	Delinquencies Aging Profile — End of Period:
101	Current	971,790,339	933,293,465	887,929,540	851,857,990	817,494,238	783,154,479
102	31 - 60 Days Delinquent	7,254,310	7,148,969	7,336,837	7,327,850	8,297,811	8,748,637
103	61 - 90 Days Delinquent	875,637	781,256	674,451	1,014,995	725,085	1,129,610

104	Total	979,920,285	941,223,690	895,940,828	860,200,834	826,517,134	793,032,726